SteinRoe Variable Investment Trust

Capital Appreciation Fund
Managed Growth Stock Fund
Managed Assets Fund
Mortgage Securities Income Fund
Cash Income Fund

Annual Report
December 31, 1995

TABLE OF CONTENTS
President's Letter                             1
Portfolio Manager's Discussion:
     Capital Appreciation Fund                 3
     Managed Growth Stock Fund                 5
     Managed Assets Fund                       7
     Mortgage Securities Income Fund           9
     Cash Income Fund                         11
Independent Auditors' Report                  12
Financial Statements:
     Capital Appreciation Fund                13
     Managed Growth Stock Fund                18
     Managed Assets Fund                      23
     Mortgage Securities Income Fund          29
     Cash Income Fund                         34
Notes to Financial Statements                 38

PRESIDENT'S LETTER
SteinRoe Variable Investment Trust
Dear Fellow Contract Owner:

We are pleased to present this annual report for the SteinRoe Variable
Investment
Trust--Capital Appreciation Fund, Managed Growth Stock Fund, Managed Assets Fund, Mortgage Securities Income Fund and Cash Income Fund.

All of these funds have a fiscal year that ends December 31, so I'd like to recap how the markets performed since December 31, 1994, and share with you some of our expectations of what's ahead for the economy and the markets in the near future.

What a Difference a Year Makes
A year ago, almost no one expected 1995 would turn into one of the biggest runups in the history of the U.S. stock market. The Dow Jones Industrial Average vaulted past 5,000 and the S&P 500 Index was up more than 30 percent for the year. And while the stock market rally attracted most of the attention of investors during 1995, fixed income funds certainly weren't wallflowers. Fueled largely by falling interest rates, bond funds roared back in 1995, helping to make 1994's losses a distant memory. Indeed, fixed income funds had one of their best years on record. At year end, the yield on the benchmark 30-year Treasury bond hit 6 percent--compared with more than 8 percent at this time last year. Money market funds also fared well, as assets silently swelled more than $133 billion in 1995 to total more than $771 billion, their highest level in 10 years and an increase of more than 18 percent over 1994.(1)

A Tough Act to Follow?
Given the seemingly picture-perfect economic backdrop--tumbling interest rates, no recession in sight, a possible solution to the nagging budget deficit and investors who keep pouring cash into mutual funds--a market correction might seem unlikely. But as 1996 unfolds, predictions are flying over whether the stock and bond market rallies can repeat themselves. Opinions vary from the doomsayers who believe a major correction is inevitable, to others who see 1995 as the start of a new economic era bound to bring further record-breaking gains. We, however, don't predict either of those extremes.

We think there is some truth in the cautionary notes being sounded. Most of the positive economic developments already have been factored into the market, making prices relatively expensive and leaving virtually no room for error. Meanwhile, some of the forces that propelled the market skyward are waning. Long-term interest rates, for example, surprised everyone by tumbling two percentage points in 1995, and while they may fall a bit more in 1996, another such drop in the span of a year would be unprecedented. If anything goes wrong, such as a surprising uptick in interest rates, the market could be snagged by a long-overdue correction.

Our belief is that moderate economic growth, mild inflation and lower interest rates could help the stock market hold 1995 gains and move upward in 1996, albeit not at the same pace as last year. Disappointing corporate earnings or an unresolved budget bill could contribute to stock market volatility early in the year. But if you can resist the temptation to flee the stock market at the first sign of trouble, we think you can look forward to a year of reasonable--but not blockbuster--returns. And while back-to-back boom years in the fixed income markets are also rare, we believe there may still be some steam left in the rally. Growing investor sentiment that the equity market can't sustain its current level of growth, or a deficit-cutting budget deal, for example, could pave the way for further bond market gains.

The Basics
While no one can predict what might happen to the markets in the future, we believe investors should understand the factors that move the markets--not just to profit from them, but to gain the patience to ride out short-term volatility in their investments. As always, no matter what direction you think the economy is heading, we think it's important to remember the basics. Think long term and re-evaluate your investment portfolio from time to time to make sure it continues to match your goals, risk tolerance and time horizon.

As always, we thank you for investing in SteinRoe Variable Investment Trust, and we look forward to serving your investment needs.

Sincerely,

Richard R. Christensen
President
SteinRoe Variable Investment Trust
February 1, 1996

(1) Source: Strategic Insight

PORTFOLIO MANAGER'S DISCUSSION
SteinRoe Variable Investment Trust Capital Appreciation Fund

Dear Contract Owner:
For the year ended December 31, 1995, the Fund's total return lagged the general market indices, increasing 11.8 percent, compared to a 28.5 percent gain for the Russell 2000, the most comprehensive small company stock index, a
31.0 percent gain for the S&P MidCap Index and a 37.5 percent gain for the S&P 500.*

Much of the Fund's underperformance can be traced to early 1995 when the Fund held a sizable stake--between 19 percent and 21 percent of equities--in non-U.S. holdings at a time when the spread between domestic and international stock market returns was significant. In addition, the Fund's small- and mid-cap holdings posted lackluster returns until the third quarter of 1995. After a difficult first half, the Fund's relative performance steadily improved throughout the last half of 1995. For the six-month period ended December 31, 1995, the Fund posted a total return of 13.2 percent, which underperformed the S&P 500's six-month return of 14.4 percent, but exceeded the 12.3 percent return of the Russell 2000 Index and the 11.3 percent return of the S&P MidCap Index for the same period.

The Fund, which invests primarily in small and medium-sized companies, had 61 percent in stocks with market caps of less than $500 million, 12 percent in stocks between $500 million and $1 billion and 27 percent in stocks with market caps of more than $1 billion. The median market cap of the stocks in the portfolio was $297 million. Although smaller stocks tend to be more volatile, over the long term we believe a well-chosen group of small- and mid-cap companies can generally achieve a greater rate of return. As a result, we believe the Fund is best suited for investors with long-term time horizons of three years or more. For the three-year period ended December 31, 1995, the Fund had an annualized return of 15.3 percent, which outpaced the three-year total returns of 14.5 percent for the Russell 2000, 12.9 percent for the S&P MidCap and matched 15.3 percent for the S&P 500.

The Fund's ten largest holdings totaled 40 percent of equities at year end. This group, which remains broadly diversified, has performed well over the past year, led by Triad Guaranty (+108 percent), Interim Services (+41 percent) and Amerisource (+57 percent). At December 31, 1995, the prior three holdings made up 3.9 percent, 4.1 percent and 4.6 percent of total net assets, respectively. The Fund's top ten holdings performed particularly well during the most recent quarter ended December 31, 1995, increasing on average 10 percent, which is higher than both the Fund's total return for the quarter of
2.1 percent and the 2.2 percent return of the Russell 2000.

On average, we believe the companies the Fund owns are growing quite satisfactorily and, after lagging the domestic stock market, they have become relatively inexpensive. As of December 31, 1995, the Fund's portfolio is selling around 17x earnings, which is in-line with the general market.

We will continue to focus our direct research efforts on evaluating company management and identifying what we believe are large market opportunities.

E. Bruce Dunn, Richard B. Peterson, Portfolio Managers

* Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or a loss when you sell shares. The S&P 500, the S&P MidCap and the Russell 2000 are unmanaged groups of stocks that differ from the composition of Capital Appreciation Fund; they are not available for direct investment.

Line Chart:
SteinRoe Variable Investment Trust
Capital Appreciation Fund and S&P 500

Performance of a Hypothetical $10,000 Investment January 1, 1989 to December
31, 1995
Average Annual Total Return at December 31, 1995
1 Year    5 year    Inception
11.8%     19.2%     16.1%
Date           Capital Appreciation Fund     S&P 500 Index
1/89           10,000                        10,000
12/89          13,083                        13,163
12/90          11,917                        12,754
12/91          16,357                        16,631
12/92          18,725                        17,896
12/93          25,406                        19,697
12/94          25,708                        19,955
12/95          28,729                        27,444

Performance numbers reflect all Fund net expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance information included the effect of these additional amounts, it would be lower.

PORTFOLIO MANAGER'S DISCUSSION
SteinRoe Variable Investment Trust Managed Growth Stock Fund

Dear Contract Owner:
For the year ended December 31, 1995, the Fund's total return of 37.7% outpaced both the 33.1 percent median return of its Lipper growth fund peer group and the 37.5 percent return of the S&P 500.*

The Fund's solid performance was due in large part to the strength of its health care holdings. Rebounding from 1994's threat of a nationalized health care program, the health care sector performed well all year, particularly in the last six months. Standout performers for the Fund include Johnson & Johnson (2.8 percent of total net assets), Eli Lilly (2.2 percent) and Roche (2.2 percent). We believe the outlook for health care stocks remains positive for 1996, particularly for those companies with strong research and development pipelines.

Interest rate sensitive stocks, such as Federal National Mortgage Association (3.0 percent), Travelers (2.4 percent) and American International Group (2.5 percent) also performed well for the Fund. As a group, the S&P's financial services sector is up more than 50 percent this year--quite an impressive change from 1994 when high interest rates and the derivative scare hurt many financial services firms. The current low interest rate, low inflation environment is ideal for financial firms, and 1996 should continue to be a good year for many of the stocks in this sector. Insurance stocks should also perform well. The upswing in mergers and acquisitions is consolidating the insurance industry into fewer and stronger hands--that should bring costs down and profits up, sending insurance stocks higher. Finally, as the nation's first "baby boomers" start to turn 50 this year, watch for the savings rate to increase. As people reach this milestone, they tend to become savers, rather than consumers. This should help contribute to the relative strength of the financial services sector.

We are starting to increase our exposure to foreign markets, buying Sandoz (1.9 percent), a Swiss drug company; Telefonica de Argentina (1.3 percent), an Argentinean-based phone company and the Royal Bank of Scotland (1.3 percent). We see numerous opportunities abroad, and we plan to continue increasing our international exposure as 1996 unfolds.

Many economic factors contributed to the Fund's solid performance in 1995. The nation's GDP (up close to 3 percent for the year) was strong, particularly compared to many other industrialized nations. A huge surge in productivity, combined with a tidal wave of exports, helped many manufacturers--who only a few years ago were symbols of industrial decline--gain a measure of success unseen for the last 30 years. Long-term interest rates (down two percentage points in the past 12 months) have also been a major force in driving stock prices higher. Short-term interest rates, however, remain too high at 5.5 percent, and we expect they will drop further in 1996.

Outlook
With soft economic growth, lower interest rates, continued weak inflation and the distinct possibility of a capital gains tax cut, we continue to find high-quality, large-cap growth stocks attractive. That is not to say, however, that 1996 will be a repeat of 1995. Many growth companies are at high valuations, but if the economy continues its sluggishness, we believe that companies with consistent, growing earnings will outperform.

Erik P. Gustafson, Harvey B. Hirschhorn, Portfolio Managers

* Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or a loss when you sell shares. The S&P 500 is an unmanaged group of stocks that differs from the composition of Managed Growth Stock Fund; it is not available for direct investment. The Fund's growth fund peer group, as defined by Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, includes funds that normally invest in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. According to Lipper Analytical Services, Inc., the median returns for the growth fund peer group for the one- and five- year periods ended December 31, 1995, were 33.1 percent and 16.4 percent, respectively. For the one- and five-year periods ended December 31, 1995, the Fund ranked 21st out of 98 funds and 25th out of 48 funds, respectively, in its Lipper growth fund peer group.

Line Chart:
SteinRoe Variable Investment Trust
Managed Growth Stock Fund and S&P 500

Performance of a Hypothetical $10,000 Investment January 1, 1989 to December
31, 1995
Average Annual Total Return at December 31, 1995
1 Year    5 year    Inception
37.7%     16.4%     15.6%
Date           Managed Growth Stock Fund     S&P 500 Index
1/89           10,000                        10,000
12/89          13,130                        13,163
12/90          12,913                        12,754
12/91          19,116                        16,631
12/92          20,381                        17,896
12/93          21,394                        19,697
12/94          20,036                        19,955
12/95          27,595                        27,444

Performance numbers reflect all Fund net expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance information included the effect of these additional amounts, it would be lower.

PORTFOLIO MANAGER'S DISCUSSION
SteinRoe Variable Investment Trust Managed Assets Fund

Dear Contract Owner:
For the year ended December 31, 1995, Managed Assets Fund's 25.4 percent total return trailed the 37.5 percent return of the S&P 500, but modestly outperformed the 24.2 percent median return of its flexible portfolio peer group. The principal reason the Fund underperformed the S&P 500 during the fourth quarter was its low equity ratio. We held only 59 percent of the portfolio in equities as of December 31, 1995, with 6 percent of that total held for its yield potential.

In particular, three defensive areas hindered the Fund's performance: fixed income, real estate investment trusts (REITs) and natural gas. Fixed income, which comprised 30 percent to 45 percent of the portfolio throughout the year, performed better than expected (the Lehman Government/Corporate Index was up more than 15 percent), but still lagged the S&P 500. REITs performed as expected (NAREIT, the leading REIT index was up 15 percent), but still lagged woefully behind the S&P. Natural gas stocks were negatively affected by one of the warmest winters in 40 years and never recovered. Additionally, our low price-earnings multiple strategy inhibited our participation in two of the strongest sectors of the stock market--biotechnology and technology.

During the quarter, we initiated stakes in Canadian National Railway, a major North American railroad that we purchased during its initial public offering; Sandoz ADR, a worldwide drug company headquartered in Switzerland; Applied Materials, a major supplier to the semi-conductor industry; and Crown Cork & Seal, a leading manufacturer of cans, closures and the machinery to produce them. All companies are large cap (over $1 billion market capitalization) and meet our low P/E profile.

We continue to reduce modestly the number of issues in the portfolio. We eliminated the Fund's positions in Service Corp. Int'l, which no longer met our low P/E profile; as well as Rite Aid and BHC Financial, which met our price targets. To fund new purchases, we also sold Coastal Corp., Georgia Pacific, J.C. Penney and UGI Corp.

The sectors that hindered our performance for most of 1995 suddenly look more promising. Following the warmest winter in more than 40 years, the 1996 winter is shaping up to be colder than average, which should benefit our natural gas holdings. REIT stocks have been outperforming the S&P in recent weeks, while technology stocks have been highly volatile and mostly down. We believe strongly that 1996 will not offer the same high stock market returns as 1995, and our more defensive posture should serve us well. Additionally, we are in the fortunate position of having adequate cash reserves with which to buy stocks if the market weakens.

Robert A. Christensen, Portfolio Manager

* Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or a loss when you sell shares. The S&P 500 is an unmanaged group of stocks that differs from the composition of Managed Assets Fund; it is not available for direct investment. The Lehman Government/Corporate Bond Index is an unmanaged group of bonds that differs from the composition of Managed Assets Fund; it is not available for direct investment. The NAREIT Index is an unmanaged group of REITs that differs from the composition of Managed Assets Fund; it is not available for direct investment. The Fund's flexible portfolio fund peer group, as defined by Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, includes funds that allocate their investments across various asset classes, including common stocks, bonds and money market instruments, with a focus on total return. According to Lipper Analytical Services, Inc., the median returns for the flexible portfolio peer group for the one- and five-year periods ended December 31, 1995, were 24.2 percent and 12.7 percent , respectively. For the one- and five-year periods ended December 31, 1995, the Fund ranked 28th out of 68 funds and 22nd out of 53 funds, respectively, in its Lipper flexible portfolio fund peer group.

Line Chart:
SteinRoe Variable Investment Trust
Managed Assets Fund and S&P 500

Performance of a Hypothetical $10,000 Investment January 1, 1989 to December
31, 1995
Average Annual Total Return at December 31, 1995
1 Year    5 year    Inception
25.4%     12.8%     12.1%
Date           Strategic Managed Assets Fund      S&P 500 Index
1/89           10,000                             10,000
12/89          12,238                             13,163
12/90          12,154                             12,754
12/91          15,548                             16,631
12/92          16,717                             17,896
12/93          18,270                             19,697
12/94          17,687                             19.955
12/95          22,185                             27,444

Performance numbers reflect all Fund net expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance information included the effect of these additional amounts, it would be lower.

PORTFOLIO MANAGER'S DISCUSSION
SteinRoe Variable Investment Trust Mortgage Securities Income Fund

Dear Contract Owner:
For the one-year period ended December 31, 1995, Mortgage Securities Income Fund's 15.7 percent total return lagged the 16.0 percent median return of its Lipper U.S. Mortgage Fund and the 16.8 percent total return of the Lehman Mortgage-Backed Securities Index.* Performance primarily was a result of the peer group's slightly longer duration. In addition, the Fund maintained a marginally higher weighting in slight premium coupons than did the peer group. As rates declined, the slight premium coupon sector suffered the most due to increased prepayment risk.

The Fund's sector weighting remained stable during the first half of 1995. For the first time, we added GNMA adjustable rate mortgages (ARMs) to our holdings--the sharp rise in volatility during the second quarter made these securities attractive. Our current holdings in these securities represent roughly 2.8 percent of the holdings, and we will add to that position if appropriate.
During the second half of 1995, falling interest rates sparked refinancing fears in the mortgage market, causing mortgage-backed securities to lag Treasuries. To take advantage of current attractive prices, during the fourth quarter we increased slightly the Fund's mortgage position, which, as of December 31, 1995, represented approximately 78.4 percent of holdings. This was a tactical move designed to position the Fund well for the First Quarter Effect, a cyclical pattern when mortgages typically outperform Treasuries early in the year.

Going forward, we believe interest rates will continue to decline. We expect to maintain our weighting in mortgage-backed securities, which will allow us to take fullest advantage of favorable price movements stemming from the First Quarter Effect. As the First Quarter Effect abates, we expect to begin shifting assets, on a strategic basis, from corporates and mortgage-backed bonds into Treasuries. While sharply falling interest rates have created a significant level of concern over mortgage prepayment, the mortgage market's long-term outlook is good. As a result, we expect to hold a core position of mortgages in the portfolio.

Michael T. Kennedy, Portfolio Manager

* Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance information included the effort of these additional amounts, it would be lower. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The Fund is neither insured nor guaranteed by the U.S. government. Up to 20 percent of the Fund's assets may be invested in other types of securities. The Lehman Mortgage-Backed Securities Index represents an unmanaged group of government securities that differs from the composition of each Stein Roe Fund; it is not available for direct investment. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or a loss when you sell shares. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the U.S. mortgage peer group for the one- and five-year periods ended December 31, 1995, were 16.0 percent and 8.0 percent, respectively. For the one- and five-year periods ended December 31, 1995, the Fund ranked 5th out of 8 funds and 3rd out of 5 funds, respectively, in its Lipper U.S. mortgage peer group.

Line Chart:
Stein Roe Variable Investment Fund
Mortgage Securities Income Fund and Lehman Mortgage-Backed Securities Index

Performance of a Hypothetical $10,000 Investment January 1, 1989 to December
31, 1995
Average Annual Total Return at December 31, 1995
1 Year    5 year    Inception
15.7%     8.0%      8.8%
Date           Mortgage Securities Income Fund    Lehman Mortgage-Backed
                                                  Securities Index
1/89           10,000                             10,000
12/89          11,284                             11,535
12/90          12,311                             12,772
12/91          14,093                             14,779
12/92          14,932                             15,808
12/93          15,867                             16,889
12/94          15,618                             16,617
12/95        18,076                             19,409
Performance numbers reflect all Fund net expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance information included the effect of these additional amounts, it would be lower.

PORTFOLIO MANAGER'S DISCUSSION
SteinRoe Variable Investment Trust Cash Income Fund

Dear Contract Owner:
For the one-year period ended December 31, 1995, Cash Income Fund's total return of 5.6 percent outperformed its Lipper money market variable annuity peer group, which posted a return of 5.5 percent. This performance ranked the Fund 26th out of 91 funds in the peer group, placing it well above the peer group median.

Any movement in short-term interest rates will have a roughly corresponding effect on a money market investment's yield. A year of Federal Reserve tightening, aimed at cooling the torrid economic growth of 1994, culminated with one final increase in rates in February 1995. Interest rates subsequently began to drift lower during the first half of 1995 as growth slowed and investors began to assume that the Federal Reserve would begin easing interest rates. The Federal Reserve did in fact ease in the second half of 1995--once in early July and again in late December--and rates fell sharply. Consequently, 7-day yield on the Fund fell from 5.76 percent on December 31, 1994, to 5.33 on December 31, 1995.

Performance for the year was driven primarily by a strategic lengthening of the Fund's maturity during the first six months of 1995. When interest rates began to drift down early in the first quarter, we sought to lock in the previous, higher rates by purchasing fixed-rate notes and extending maturity slightly.

At year end, foreign issues--particularly Japanese and other non-European issues--typically are avoided by investors and dealers. As a result, supply exceeds demand and prices are low, creating a buying opportunity for those who are comfortable with foreign credits. Because of year-end "window dressing," even some buyers usually comfortable with foreign names may avoid holding them and then repurchase after the reporting period. While Japanese banks have had a volatile year, our research indicates that these credits are a good risk--the government has shown support for these banks, and current data on the Japanese economy suggest that it has turned the corner. As a result, we recently shifted some assets into Japanese letter of credit-backed commercial paper (9 percent of the portfolio), a higher-yielding security backed by Japanese banks.

Going forward, we expect rates to continue to drop. We see an even chance of another Federal Reserve easing move in the first quarter--and because the December easing move was smaller than that expected (and factored in) by the market, our strategy will be dictated by the degree to which the Federal Reserve eases. As a result, we'll remain cautious.

Jane M. Naeseth, Portfolio Manager

Performance numbers reflect all Fund net expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance information included the effect of these additional amounts, it would be lower. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or a loss when you sell shares. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, there were 91 funds in this money market variable annuity peer group for the six months ended December 31, 1995. An investment in the Fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the Fund will be able to maintain its stable net asset value of $1 per share. The Treasury yield curve does not represent any particular SteinRoe fund; you can find it in the Wall Street Journal.

INDEPENDENT AUDITORS' REPORT
Stein Roe Variable Investment Trust Cash Income Fund

The Board of Trustees and Shareholders
of SteinRoe Variable Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Capital Appreciation Fund, Managed Growth Stock Fund, Managed Assets Fund, Mortgage Securities Income Fund, and Cash Income Fund, all constituent funds of SteinRoe Variable Investment Trust, as of December 31, 1995, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the funds constituting the SteinRoe Variable Investment Trust as of December 31, 1995, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the years in the presented, in conformity with generally accepted accounting principles.

     KPMG Peat Marwick LLP

Chicago, Illinois
February 12, 1996

SCHEDULE OF INVESTMENTS
SteinRoe Variable Investment Trust Capital Appreciation Fund / December 31,
1995
                                                                               Market
                                                                Shares          Value
                                                             ---------    -----------
COMMON STOCKS--(93.5%)
Aerospace - (1.9%)
Hexel Corporation                                             125,000    $ 1,406,250
Power Control Technologies, Inc.                              155,000      1,259,375
                                                                          -----------
                                                                           2,665,625
                                                                          -----------
Banks/Savings and Loans--(2.2%)
Rancho Santa Fe National Bank (a)                             110,000        385,000
Southern National Corporation                                 105,000      2,756,250
                                                                          -----------
                                                                           3,141,250
                                                                          -----------
Broadcasting--(3.0%)
Central European Media Enterprises                            141,900      2,908,950
Grupo Radio Centro ADS                                        186,000      1,371,750
                                                                          -----------
                                                                           4,280,700
                                                                          -----------
Business Services--(17.0%)
Danka Business Systems Plc ADR                                106,000      3,922,000
Fiserv Inc. (a)                                                95,000      2,850,000
G & K Services Cl. A                                          256,000      6,528,000
Interim Services, Inc. (a)                                    170,000      5,907,500
Unitog Company                                                213,000      5,138,625
                                                                          -----------
                                                                          24,346,125
                                                                          -----------
Chemicals--(0.7%)
CFC International, Inc. (a)                                   115,000       991,875
                                                                          -----------
Computers/Business Equipment--(1.2%)
Daktronics, Inc. (a)                                           85,300        383,850
Zytec Corp. (a)                                               110,000      1,265,000
                                                                          -----------
                                                                           1,648,850
                                                                          -----------
Computer Services--(3.2%)
Keane, Inc. (a)                                               209,800      4,641,825
                                                                          -----------
Consumer Products--(2.3%)
Kimberly-Clark de Mexico                                      105,000      1,587,667
Thomas Nelson, Inc.                                           135,000      1,755,000
                                                                          -----------
                                                                           3,342,667
                                                                          -----------
Electronics--(5.4%)
AVX Corp.                                                      87,400      2,316,100
C.P. Clare Corporation                                        110,000      2,255,000
Harris Corp                                                    40,000      2,185,000
Littelfuse, Inc. (a)                                           25,000        918,750
                                                                          -----------
                                                                           7,674,850
                                                                          -----------
Energy Services--(2.5%)
Weatherford Enterra Inc. (a)                                  125,000      3,609,375
                                                                          -----------

                                                                               Market
                                                                Shares          Value
                                                             ---------     ----------
Financial--(2.7%)
BHI Corp.                                                      163,516   $ 2,575,377
Grupo Financiero Inbursa (a)                                  460,000      1,343,336
                                                                          -----------
                                                                           3,918,713
                                                                          -----------
Health Care--(7.1%)
AmeriSource Distribution
   Corporation (a)                                            199,700      6,590,100
Henry Schein (a)                                              115,200      3,398,400
PACE Health Management Systems,
   Inc. (a)                                                    75,000        196,875
                                                                          -----------
                                                                          10,185,375
                                                                          -----------
Insurance--(13.6%)
Meadowbrook Insurance Group, Inc. (a)                          74,200      2,485,700
National Mutual of Asia                                     4,493,000      4,067,694
Protective Life Corporation (a)                                85,000      2,656,250
Triad Guaranty, Inc. (a)                                      213,800      5,665,700
20th Century Industries, Inc.                                 234,000      4,650,750
                                                                          -----------
                                                                          19,526,094
                                                                          -----------
Media/Broadcasting--(1.4%)
Valuevision International, Inc. (a)                           350,000      1,946,875
                                                                          -----------
Medical Equipment--(2.5%)
Stryker Corporation                                            69,400      3,643,500
                                                                          -----------
Miscellaneous--(0.8%)
Barefoot Inc.                                                 110,000      1,155,000
                                                                          -----------
Miscellaneous Transportation--(1.2%)
Ek Chor China Motorcycle Co. Ltd.                             150,000      1,743,750
                                                                          -----------
Packaging--(1.6%)
Crown Cork & Seal, Inc. (a)                                    55,000      2,296,250
                                                                          -----------
Oil/Gas--(6.5%)
Alexander Energy Corp. (a)                                    355,000      1,619,687
Barrett Resources Corp. (a)                                   120,000      3,525,000
St. Mary Land & Exploration Co.                                49,000        686,000
Renaissance Energy Ltd.                                       116,400      2,901,892
Vintage Petroleum, Inc.                                        25,000        562,500
                                                                          -----------
                                                                           9,295,079
                                                                          -----------
Retail Trade--(3.1%)
Proffitts, Inc. (a)                                            59,000      1,548,750
Quality Food Centers, Inc.                                    130,000      2,860,000
                                                                          -----------
                                                                           4,408,750
                                                                          -----------

SCHEDULE OF INVESTMENTS (Continued)
SteinRoe Variable Investment Trust Capital Appreciation Fund / December 31, 1995
                                                                               Market
                                                                Shares          Value
                                                             ---------    -----------
COMMON STOCKS (Continued)
Specialty Chemicals--(8.1%)
Cambrex Corp.                                                  98,300   $  4,067,163
OM Group, Inc.                                                173,500      5,747,187
PENWEST Ltd.                                                   73,700      1,824,075
                                                                         ------------
                                                                          11,638,425
                                                                         ------------
Telecommunications--(4.0%)
ABC Communication Holdings Ltd.                             3,199,000        579,237
Plantronics, Inc. (a)                                         125,000      4,515,625
Shanghai Post &
   Telecommunications (a)                                   1,659,000        660,282
                                                                         ------------
                                                                           5,755,144
                                                                         ------------
Water Filtration--(1.5%)
Culligan                                                       87,400      2,119,450
                                                                         ------------
  Total Common Stocks (Cost $119,676,471)                                133,975,547
                                                                         ------------

                                                                           Market
SHORT-TERM INVESTMENTS--(8.6%)                                Par           Value
                                                          -----------    ------------
Goldman Sachs Group, 6.050%, due
   01/02/96                                               $  4,000,000  $  3,997,983
ITT Hartford, 5.800%, due 1/03/96                            6,000,000     5,996,133
Lehman Brothers Holdings, 6.100%,
   due 1/02/96                                               2,265,000     2,263,849
                                                                         ------------
  Total Short-Term Investments
    (Cost $12,257,965)                                                    12,257,965
                                                                         ------------
  Total Investments--(102.1%)
    (Cost $131,934,436)(b)                                               146,233,512
Other Assets, Less Liabilities--(-2.1%)                                   (2,985,383)
                                                                         ------------
Net Assets (100%)                                                       $143,248,129
                                                                        =============

(a)Non-income producing security.
(b)The cost of investments for federal income tax purposes is $131,958,186. Gross unrealized appreciation and depreciation on investments at December 31, 1995 is as follows:
   Gross unrealized appreciation:     $22,380,839
   Gross unrealized depreciation:      (8,105,513)
                                      ------------
   Net unrealized appreciation:        $14,275,326
                                       ===========
See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
SteinRoe Variable Investment Trust Capital Appreciation Fund / December 31, 1995
Assets:
Investments, at market value (identified cost $131,934,436)             $146,233,512
Receivable for investments sold                                            1,142,078
Receivable for fund shares sold                                               86,950
Dividends and interest receivable                                             21,718
Other assets                                                                  14,955
                                                                         ------------
   Total assets                                                          147,499,213
                                                                         ------------
Liabilities:
Payable for investments purchased                                          3,736,360
Payable for fund shares repurchased                                          356,742
Management fee payable                                                        55,422
Administrative fee payable                                                    16,644
Accrued expenses payable                                                      36,486
Payable to custodian bank                                                     49,430
                                                                         ------------
   Total liabilities                                                       4,251,084
                                                                         ------------
Net assets                                                              $143,248,129
                                                                         ============
Net assets represented by:
   Paid-in capital                                                      $129,235,823
   Accumulated overdistributed net investment income                         (77,716)
   Accumulated distributions in excess of net realized gains on
     investments                                                            (209,696)
   Net unrealized appreciation on investments and foreign currencies      14,299,718
                                                                         ------------
Total net assets applicable to outstanding shares of
   beneficial interest                                                  $143,248,129
                                                                        =============
Shares of beneficial interest outstanding                                  8,773,334
                                                                        =============
Net asset value per share                                                     $16.33
                                                                              =======

STATEMENT OF OPERATIONS
Year Ended December 31, 1995
Investment income:
   Dividends (net of foreign taxes withheld)                            $    734,892
   Interest income                                                           681,999
                                                                        -------------
   Total investment income                                                 1,416,891
                                                                        -------------
Expenses:
   Management fee                                                            686,978
   Administrative fee                                                        206,085
   Custodian fee                                                              60,122
   Accounting fee                                                             27,202
   Printing expense                                                           24,171
   Audit and legal fees                                                       18,797
   Trustees' expense                                                           9,696
   Transfer agent fee                                                          7,460
   Miscellaneous expense                                                       9,183
                                                                        -------------
   Total expenses                                                          1,049,694
                                                                        -------------
Net investment income                                                        367,197
Realized and unrealized gains (losses) on investments:
   Net realized gains on investments                                       1,051,804
   Net realized losses on foreign currency transactions                      (20,399)
   Change in unrealized appreciation or depreciation on investments       13,894,884
                                                                        -------------
Net increase in net assets resulting from operations                     $ 15,293,486
                                                                          ===========
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
SteinRoe Variable Investment Trust Capital Appreciation Fund


                                                            Years Ended December 31,
                                                      -------------------------------
                                                                  1995          1994
                                                          ------------   ------------
Operations:
   Net investment income                                  $    367,197  $    517,097
   Net realized gains on investments                         1,051,804    13,548,855
   Net realized losses on foreign currency transactions       (20,399)          (231)
   Change in unrealized appreciation or
     depreciation on investments                            13,894,884   (12,211,045)
                                                          ------------   ------------
Net increase in net assets resulting from operations        15,293,486     1,854,676
                                                          ------------   ------------
Distributions declared from:
   Net investment income                                     (346,798)      (516,866)
   Distributions in excess of net investment income           (28,200)       (47,983)
   Net realized gains on investments                         (849,985)   (14,465,741)
   Distributions in excess of net realized gains
     on investments                                                 --         (411,514)
                                                          ------------   ------------
   Total distributions                                     (1,224,983)   (15,442,104)
                                                          ------------   ------------
Fund share transactions:
   Proceeds from fund shares sold                           43,757,834    68,416,999
   Cost of fund shares repurchased                        (49,881,536)   (32,737,534)
   Distributions reinvested                                  1,224,983    15,442,104
                                                          ------------   ------------
Net increase (decrease) in net assets resulting
     from fund share transactions                          (4,898,719)    51,121,569
                                                          ------------   ------------
Total increase in net assets                                 9,169,784    37,534,141
Net assets:
   Beginning of year                                       134,078,345    96,544,204
                                                          ------------   ------------
   End of year                                            $143,248,129  $134,078,345
                                                          ============   ============
Accumulated overdistributed net investment income
   included in ending net assets                          $   (77,716)  $    (49,516)
                                                          ============   ============
Analysis of changes in shares of beneficial interest:
   Shares sold                                               2,916,477     4,230,792
   Shares repurchased                                      (3,317,111)    (2,037,606)
   Distributions reinvested                                     75,757     1,065,237
                                                          ------------   ------------
Net increase (decrease)                                      (324,877)     3,258,423
                                                          ============   ============
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
SteinRoe Variable Investment Trust Capital Appreciation Fund

                                                                            Years Ended December 31,
                                                     -------------------------------------------------------------------
                                                                  1995      1994      1993      1992      1991
                                                             --------- ---------  --------  --------  --------
Per share operating performance:
Net asset value, beginning of year                           $  14.74   $  16.53   $ 15.34   $ 15.32   $ 12.07
                                                             --------- ---------  --------  --------  --------
Net investment income                                             0.04      0.06      0.03        --      0.21
Net realized and unrealized gains
   on investments and foreign currency transactions               1.69      0.09      5.22      2.17      4.19
                                                             --------- ---------  --------  --------  --------
Total from investment operations                                 1.73       0.15      5.25      2.17      4.40
                                                             --------- ---------  --------  --------  --------
Less distributions:
   Distributions from and in excess of net investment income    (0.04)    (0.07)    (0.02)        --    (0.15)
   Distributions from and in excess of net realized gains
     on investments                                             (0.10)    (1.87)    (4.04)    (2.15)    (1.00)
                                                             --------- ---------  --------  --------  --------
Total distributions                                             (0.14)    (1.94)    (4.06)    (2.15)    (1.15)
                                                             --------- ---------  --------  --------  --------
Net asset value, end of year                                 $  16.33   $  14.74   $ 16.53   $ 15.34   $ 15.32
                                                              ========  ========   =======   =======   =======
Total return:
Total investment return                                         11.75%  1.19%(b) 35.68%(b)    14.48%    37.25%
Ratios/supplemental data:
Net assets, end of period (000s)                              $143,248  $134,078   $96,544   $52,135   $41,179
Ratio of expenses to average net assets                          0.76%  0.80%(a)  0.84%(a)     1.01%     1.03%
Ratio of net investment income to average net assets             0.26%  0.44%(b)  0.13%(b)   (0.01)%     1.35%
Portfolio turnover ratio                                          132%      144%      112%       85%       36%

(a) These ratios were not materially affected by the reimbursement of certain expenses by the Investment Adviser and Administrator.
(b) Computed giving effect to the Investment Adviser's and the Administrator's expense limitation undertaking.

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
SteinRoe Variable Investment Trust Managed Growth Stock Fund / December 31,
1995
                                                                               Market
                                                                Shares          Value
                                                             ---------    -----------
COMMON STOCKS--(96.2%)
Banks; Savings & Loans--(7.0%)
Citicorp                                                        50,000   $ 3,362,500
Fleet Financial Group Inc.                                      50,000     2,037,500
MBNA Corp.                                                      70,000     2,581,250
Royal Bank of Scotland Plc                                     182,000     1,656,087
                                                                          -----------
                                                                           9,637,337
                                                                          -----------
Business Services--(2.4%)
First Data Corporation                                          50,000     3,343,750
                                                                          -----------
Computers and Computer Software--(3.4%)
Hewlett-Packard                                                 25,000     2,093,750
Microsoft Corp. (a)                                             30,000     2,632,500
                                                                          -----------
                                                                           4,726,250
                                                                          -----------
Construction--(1.9%)
Fluor Inc.                                                      40,000     2,640,000
                                                                          -----------
Consumer-Related--(7.8%)
CUC International, Inc. (a)                                     75,000     2,559,375
The Gillette Company                                            75,000     3,909,375
The Proctor & Gamble Co.                                        50,000     4,150,000
                                                                          -----------
                                                                          10,618,750
                                                                          -----------
Distribution--Wholesale--(1.8%)
Sysco Corporation                                               75,000     2,437,500
                                                                          -----------
Drugs--(3.7%)
Eli Lilly & Co.                                                 50,000     2,812,500
Sandoz ADRs                                                     50,000     2,293,750
                                                                          -----------
                                                                           5,106,250
                                                                          -----------
Electrical Equipment--(3.2%)
General Electric Company                                        60,000     4,320,000
                                                                          -----------
Electronics--(1.4%)
Tellabs                                                         50,000     1,850,000
                                                                          -----------
Energy--(3.4%)
Renaissance Energy Ltd. (a)                                     75,000     1,869,776
Schlumberger Ltd.                                               40,000     2,770,000
                                                                          -----------
                                                                           4,639,776
                                                                          -----------
                                                                               Market
                                                                Shares          Value
                                                             ---------    -----------
Financial Services--(3.2%)
Federal National Mortgage
   Association                                                  35,000   $ 4,344,375
                                                                          -----------
Food/Beverage/Tobacco--(5.1%)
The Coca Cola Company                                           50,000     3,712,500
Nabisco Holdings Corp.                                         100,000     3,262,500
                                                                          -----------
                                                                           6,975,000
                                                                          -----------
Health Care--(10.2%)
Abbott Laboratories                                             65,000     2,713,750
Johnson & Johnson                                               40,000     3,425,000
Roche Holdings Ltd. ADSs (c)                                    40,000     3,172,116
United Healthcare                                               70,000     4,585,000
                                                                          -----------
                                                                          13,895,866
                                                                          -----------
Hotel--(3.0%)
HFS, Inc.                                                       50,000     4,087,500
                                                                         ------------
Insurance--(5.5%)
American International Group, Inc.                              37,500     3,468,750
The Travelers, Inc.                                             65,000     4,086,875
                                                                          -----------
                                                                           7,555,625
                                                                          -----------
Leisure & Entertainment--(2.6%)
Disney (Walt) Co.                                               60,000     3,540,000
                                                                          -----------
Media--(1.7%)
Viacom International Incorporated
   Class B (a)                                                  50,000     2,368,750
                                                                          -----------
Medical Supplies--(2.9%)
Medtronic, Inc.                                                 70,000     3,911,250
                                                                          -----------
Retail--(4.5%)
The Home Depot, Inc.                                            75,000     3,590,625
Kohl's Corp. (a)                                                50,000     2,625,000
                                                                          -----------
                                                                           6,215,625
                                                                          -----------
Restaurants--(2.6%)
McDonalds Corporation
80,000                                                                     3,610,000
                                                                          -----------
Rubber, Plastic & Related--(2.6%)
Illinois Tool Works Inc.                                        60,000     3,540,000
                                                                          -----------

SCHEDULE OF INVESTMENTS                                                        Market
(Continued)                                                     Shares          Value
                                                            ----------    -----------
Technology Services--(7.0%)
Cisco Systems, Inc.                                             50,000  $  3,731,250
General Motors Corp. Series E-1                                 60,000     3,120,000
Sun Microsystems                                                60,000     2,737,500
                                                                         ------------
                                                                           9,588,750
                                                                         ------------
Telecommunications--(9.3%)
AT&T Corporation                                                45,000     2,913,750
Airtouch Communications (a)                                     85,000     2,401,250
LM Ericsson Telecommunications
   ADRs Class B                                                150,000     2,925,000
Motorola, Inc.                                                  50,000     2,850,000
Telefonica De Argentina ADRs                                    60,000     1,635,000
                                                                         ------------
                                                                          12,725,000
                                                                         ------------
  Total Common Stocks (Cost $92,619,727)                                 131,677,354
                                                                         ------------

                                                                   Par
                                                            ----------
SHORT-TERM INVESTMENTS--(3.8%)
Lehman Brothers Holdings, Inc.,
   6.800% 1/02/96
   (Cost $5,162,374)                                        $5,165,000     5,162,374
                                                                         ------------
   Total Investments--(100.0%)
       (Cost $97,782,101) (b)                                            136,839,728
Other Assets, Less Liabilities (0.0%)                                         (5,918)
                                                                         ------------
Net Assets (100%)                                                       $136,833,810
                                                                        =============

(a)  Non-income producing security.
(b)  The cost of investments for federal income tax purposes is
$97,783,341.  Gross unrealized appreciation and depreciation at
December 31, 1995 is as follows:
   Gross unrealized appreciation:     $39,457,809
   Gross unrealized depreciation:        (401,422)
                                      ------------
   Net unrealized appreciation:       $39,056,387
                                      ============
(c) Private placement security. These securities generally are issued to institutional investors, such as the Fund who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale by the Fund must be in an exempt transaction, normally to other institutional investors.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
SteinRoe Variable Investment Trust Managed Growth Stock Fund / December 31, 1995
Assets:
Investments, at market value (identified cost $97,782,101)              $136,839,728
Cash                                                                          54,057
Receivable for fund shares sold                                              121,310
Dividends and interest receivable                                            191,617
Other assets                                                                  11,534
                                                                        -------------
   Total assets                                                          137,218,246
                                                                        -------------
Liabilities:
Payable for fund shares repurchased                                          283,459
Management fee payable                                                        53,822
Administrative fee payable                                                    16,164
Accrued expenses payable                                                      24,905
Other liabilities                                                              6,086
                                                                        -------------
   Total liabilities                                                         384,436
                                                                        -------------
Net assets                                                              $136,833,810
                                                                         ============
Net assets represented by:
   Paid-in capital                                                      $ 97,920,456
   Accumulated overdistributed net investment income                         (40,231)
   Accumulated distributions in excess of net realized
      gains on investments                                                  (104,384)
   Net unrealized appreciation on investments and foreign currencies      39,057,969
                                                                        -------------
Total net assets applicable to outstanding shares of
      beneficial interest                                               $136,833,810
                                                                         ============
Shares of beneficial interest outstanding                                  5,801,702
                                                                         ============
Net asset value per share                                                     $23.59
                                                                               ======

STATEMENT OF OPERATIONS
Year Ended December 31, 1995
Investment income:
   Dividends (net of foreign taxes withheld)                            $  1,253,041
   Interest income                                                           459,993
                                                                        -------------
   Total investment income                                                 1,713,034
                                                                        -------------
Expenses:
   Management fee                                                            582,541
   Administrative fee                                                        174,762
   Accounting fee                                                             26,683
   Audit fee                                                                  18,823
   Custodian fee                                                              18,654
   Printing expense                                                           12,075
   Trustees' expense                                                           8,371
   Transfer agent fee                                                          7,459
   Miscellaneous expense                                                      15,224
                                                                        -------------
   Total expenses                                                            864,592
                                                                        -------------
Net investment income                                                        848,442
Realized and unrealized gains (losses) on investments:
   Net realized gains on investments                                       6,765,437
   Change in unrealized appreciation or depreciation on investments       29,815,844
                                                                        -------------
Net increase in net assets resulting from operations                    $ 37,429,723
                                                                         ============
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
SteinRoe Variable Investment Trust Managed Growth Stock Fund
                                                           Years Ended December 31,
                                                      -------------------------------
                                                                  1995          1994
                                                          ------------  -------------
Operations:
   Net investment income                                  $    848,442  $    784,118
   Net realized gains on investments                         6,765,437     5,159,272
   Change in unrealized appreciation or
     depreciation on investments                            29,815,844   (13,153,444)
                                                          ------------   ------------
   Net increase (decrease) in net assets resulting
     from operations                                        37,429,723     (7,210,054)
                                                          ------------   ------------
Distributions declared from:
   Net investment income                                     (799,977)      (784,118)
   Distributions in excess of net investment income                 --           (84,035)
   Net realized gains on investments                       (6,557,064)     (5,159,272)
   Distributions in excess of net realized gains
     on investments                                           (42,937)         (253,915)
                                                          ------------   ------------
   Total distributions                                     (7,399,978)     (6,281,340)
                                                          ------------   ------------
Fund share transactions:
   Proceeds from fund shares sold                           23,896,709    18,043,118
   Cost of fund shares repurchased                        (23,225,761)   (23,661,234)
   Distributions reinvested                                  7,399,978     6,281,340
                                                          ------------   ------------
Net increase in net assets resulting from fund
     share transactions                                      8,070,926       663,224
                                                          ------------   ------------
Total increase (decrease) in net assets                     38,100,671   (12,828,170)
Net assets:
   Beginning of year                                        98,733,139    111,561,309
                                                          ------------   ------------
   End of year                                            $136,833,810  $ 98,733,139
                                                          ============   ============
Accumulated overdistributed net investment income
included in ending net assets                           $     (40,231)  $    (88,697)
                                                          ============   ============
Analysis of changes in shares of beneficial interest:
   Shares sold                                               1,121,091       913,688
   Shares repurchased                                      (1,086,399)     (1,211,396)
   Distributions reinvested                                    314,893       346,270
                                                          ------------   ------------
Net increase                                                   349,585        48,562
                                                          ============   ============
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
SteinRoe Variable Investment Trust Managed Growth Stock Fund

                                                                               Years Ended December 31,
                                                             -------------------------------------------------
                                                                  1995      1994      1993      1992      1991
                                                             --------- ---------  --------  --------  --------
Per share operating performance:
Net asset value, beginning of year                           $  18.11    $ 20.65  $  20.10   $ 19.47   $ 13.44
                                                             ---------  -------- ---------  --------  --------
Net investment income                                            0.15       0.15      0.13      0.11      0.17
Net realized and unrealized gains (losses)
   on investments                                                6.68     (1.46)      0.86      1.18      6.25
                                                             ---------  -------- ---------  --------  --------
Total from investment operations                                 6.83     (1.31)      0.99      1.29      6.42
                                                             ---------  -------- ---------  --------  --------
Less distributions:
   Distributions from and in excess of net investment income    (0.15)    (0.17)    (0.12)    (0.10)    (0.18)
   Distributions from and in excess of net realized gains
     on investments                                             (1.20)    (1.06)    (0.32)    (0.56)    (0.21)
                                                             ---------  -------- ---------  --------  --------
Total distributions                                             (1.35)    (1.23)    (0.44)    (0.66)    (0.39)
                                                             ---------  -------- ---------  --------  --------
Net asset value, end of year                                 $  23.59    $ 18.11  $  20.65   $ 20.10    $19.47
                                                              ========   =======  ========   =======   =======
Total return:
Total investment return                                         37.73%   (6.35)%     4.97%     6.63%    48.03%
Ratios/supplemental data:
Net assets, end of period (000s)                              136,834    $98,733  $111,561   $64,402   $38,481
Ratio of expenses to average net assets                          0.74%     0.77%     0.83%     0.97%     1.15%
Ratio of net investment income to average net assets             0.72%     0.75%     0.77%     0.63%     1.15%
Portfolio turnover ratio                                           41%       72%       77%       20%       40%

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
SteinRoe Variable Investment Trust Managed Assets Fund / December 31, 1995
                                                                               Market
                                                                Shares          Value
                                                             ---------    -----------
COMMON STOCKS--(54.2%)
Banks--(5.5%)
Bank America Corporation                                        58,000   $ 3,755,500
Bank of Boston Corp.                                            40,000     1,850,000
Citicorp                                                        66,500     4,472,125
Mercantile Bancorp Inc.                                         36,000     1,656,000
NationsBank Corp.                                               51,500     3,585,688
                                                                          -----------
                                                                          15,319,313
                                                                          -----------
Building and Construction--(1.0%)
Masco Corporation                                               90,000     2,823,750
                                                                          -----------
Chemicals--(2.2%)
Praxair, Inc.                                                  143,000     4,808,375
Rexene Corporation                                             120,000     1,290,000
                                                                          -----------
                                                                           6,098,375
                                                                          -----------
Computers--(1.1%)
International Business Machine                                  33,000     3,027,750
                                                                          -----------
Consumer Products--(1.4%)
First Brands Corp.                                              80,000     3,810,000
                                                                          -----------
Data Products & Reproduction--(1.0%)
Xerox                                                           20,000     2,740,000
                                                                          -----------
Drugs/Health Care--(7.1%)
American Home Products Corp.                                    35,000     3,395,000
Bristol-Meyers Squibb Company                                   44,000     3,778,500
Elan Corporation Plc ADRs (a)                                   77,000     3,744,125
Integrated Healthcare Services                                  90,000     2,250,000
Eli Lilly & Company                                             56,000     3,150,000
Sandoz ADRs                                                     75,000     3,440,625
                                                                          -----------
                                                                           19,758,250
                                                                          -----------
Electrical Equipment--(3.3%)
Emerson Electric Co.                                            45,500     3,719,625
General Electric Company                                        73,500     5,292,000
                                                                          -----------
                                                                           9,011,625
                                                                          -----------
Electronics--(3.2%)
Harris Corp.                                                    66,000     3,605,250
Intel Corporation                                               59,000     3,348,250
Phillips Electronics N.V.                                       50,000     1,793,750
                                                                          -----------
                                                                           8,747,250
                                                                          -----------
Environmental Services--(1.5%)
WMX Technologies                                               138,000     4,122,750
                                                                          -----------
Fabricated Metal Products--(1.4%)
Crown Cork & Seal Co., Inc. (a)                                 92,000     3,841,000
                                                                          -----------
                                                                               Market
                                                                Shares          Value
                                                             ---------    -----------
Financial Services--(3.0%)
Federal National Mortgage Association                           41,000   $ 5,089,125
Green Tree Financial Corp.                                     126,000     3,323,250
                                                                          -----------
                                                                           8,412,375
                                                                          -----------
Food/Beverage/Tobacco--(2.0%)
PepsiCo, Inc.                                                   37,000     2,067,375
Sara Lee Corporation                                           113,000     3,601,875
                                                                          -----------
                                                                           5,669,250
                                                                          -----------
Holding--(1.6%)
Security Capital Industrial Trust                              256,000     4,480,000
                                                                          -----------
Housewares--(1.0%)
Newell                                                         105,000     2,716,875
                                                                          -----------
Insurance--(1.2%)
TIG Holdings                                                   119,000     3,391,500
                                                                          -----------
Machinery--(1.1%)
Applied Materials, Inc. (a)                                     41,000     1,614,375
Helix Technology Corp.                                          35,000     1,382,500
                                                                          -----------
                                                                           2,996,875
                                                                          -----------
Oil/Gas--(2.7%)
Amoco Corp.                                                     50,000     3,593,750
Enron Corp.                                                    103,600     3,949,750
                                                                          -----------
                                                                           7,543,500
                                                                          -----------
Paper & Forest Products--(1.9%)
Kimberly Clark Corporation                                      28,000     2,317,000
Sonoco Products                                                110,000     2,887,500
                                                                          -----------
                                                                           5,204,500
                                                                          -----------
Publishing & Broadcasting--(1.3%)
Hubbell Inc., Class B                                           55,000     3,616,250
                                                                          -----------
Real Estate--(2.5%)
Avalon Properties, Inc.                                        158,000     3,397,000
Southwestern Properties Trust                                  267,000     3,604,500
                                                                          -----------
                                                                           7,001,500
                                                                          -----------
Retail--(0.8%)
TOYS "R" US, Inc. (a)                                          108,000     2,349,000
                                                                          -----------
Telecommunications--(2.2%)
Frontier Corp.                                                 124,000     3,720,000
Telefonos De Mexico S.A. de C.V.,
   Class A ADRs                                                 75,000     2,390,625
                                                                          -----------
                                                                           6,110,625
                                                                          -----------
                                                                               Market
                                                                Shares          Value
                                                              --------   ------------
COMMON STOCKS (Continued)
Transportation--(1.8%)
CSX Corp.                                                       74,000  $  3,376,250
Canadian National Railway (a)                                  100,000     1,500,000
                                                                          -----------
                                                                           4,876,250
                                                                          -----------
Utilities--(2.4%)
Empressa Nacional De Electricidad
   ADRs                                                         54,000     3,091,500
Enron Global Power & Pipe                                      140,000     3,482,500
                                                                          -----------
                                                                           6,574,000
                                                                          -----------
   Total Common Stocks (Cost $118,373,995)                               150,242,563
                                                                          -----------
PREFERRED STOCKS (0.9%)
Gas Exploration--(0.9%)
Occidental Petroleum Corporation (c)
   (Cost $2,360,750)                                            45,000     2,452,500
                                                                          -----------
                                                                   Par
                                                            ----------
LONG-TERM OBLIGATIONS--(31.5%)
Air Transportation--(1.2%)
Federal Express Corporation 1994
   Pass-Through Certificates Series
   A310-A1 7.530% 9/23/06                                   $2,360,190     2,497,789
United Airline Corporation Series
   1991-A-1 9.200% 3/22/08                                     711,197       795,140
                                                                          -----------
                                                                           3,292,929
                                                                          -----------
Asset-Backed Securities--(2.4%)
ALPS Pass-Through Trust Series 1994-1
   Class C2 9.350% 9/15/04                                   1,989,855     2,112,350
American Mortgage Trust Series 1993-3
   Class 3B 8.190% 9/27/22 (c)                               2,205,796     2,211,840
Greentree Home Improvement Loan
   Trust Series 1994-A Class A
   7.050% 3/15/14                                            1,346,069     1,366,892
Greentree Financial Securitized Net
   Interest Margin Series 1994-A
   6.900% 2/15/04                                              937,975       945,300
                                                                          -----------
                                                                           6,636,382
                                                                          -----------
Banks--(5.0%)
Den Danske Bank 6.550% 9/15/03                               2,250,000     2,261,363
Bangkok Bank Public Ltd.
   7.250% 9/15/05 (c)                                        3,000,000     3,110,490
Kansallis Osake Panki 10.000% 5/1/02                         3,500,000     4,179,700
Santander Financial Issuances
   7.750% 5/15/05                                            4,000,000     4,377,760
                                                                          -----------
                                                                          13,929,313
                                                                          -----------
                                                                               Market
                                                                   Par          Value
                                                              --------   ------------
Drugs/Healthcare--(2.4%)
Nationwide Health Property Inc.
   Conv. Deb., 6.250% 1/01/99                               $3,400,000    $3,395,750
Sandoz Corporation 6.625% 7/28/05                            3,000,000     3,102,300
                                                                           ----------
                                                                           6,498,050
                                                                           ----------
Foreign Government Regional Bond--(1.0%)
Corporacion Andina de Fomento
   6.625% 10/14/98 (c)                                       2,900,000     2,890,894
                                                                           ----------
Financial (2.8%)
American Residential Mtg. Corp.
   Medium-Term Note 6.110% 2/03/99                           2,000,000     2,023,140
Associates Corporation of North
   America 7.500% 4/15/02                                    4,000,000     4,309,240
General Motors Acceptance Corp.
   9.625% 12/15/01                                           1,300,000     1,527,510
                                                                           ----------
                                                                           7,859,893
                                                                           ----------
Hotels--(0.6%)
Renaissance Hotel Group
   8.875% 10/01/05                                           1,600,000     1,685,152
                                                                           ----------
Major Chemicals--(1.4%)
Hanson Overseas 7.375% 1/15/03                               3,500,000     3,751,475
                                                                           ----------
Media--(0.6%)
TimeWarner, Inc. Conv. Deb.
   8.750% 1/10/15                                            1,699,750     1,750,743
                                                                           ----------
Mortgage-Backed Securities--(1.0%)
Lennar Central Partners Limited
   Partnership Series 1994-1 Class C
   8.120% 9/15/02 (c)                                        2,500,000     2,547,375
MDC Mortgage Funding Corporation
   Series Q Class 5, 8.850% 3/20/18                            311,983       324,731
                                                                           ----------
                                                                           2,872,106
                                                                           ----------
Oil/Gas--(2.4%)
Consolidated Natural Gas
   Conv. Deb. 7.250% 12/15/15                                2,500,000     2,581,250
SFP Pipeline Holdings, Inc.
   Conv. Deb. 10.410% 8/15/10                                1,400,000     1,767,500
Exxon Capital Corp. (Effective Yield
   6.590%) 11/15/04                                          4,000,000     2,381,400
                                                                           ----------
                                                                           6,730,150
                                                                           ----------
Telecommunications--(1.6%)
Telecommunications Inc.
   8.250% 1/15/03                                            4,000,000     4,321,360
                                                                           ----------

SCHEDULE OF INVESTMENTS                                                        Market
(Continued)                                                        Par          Value
                                                            ----------    -----------
LONG-TERM OBLIGATIONS (Continued)
Utilities--(0.9%)
Niagara Mohawk Power Corp.
   8.000% 6/01/04                                           $2,500,000   $ 2,435,475
                                                                         ------------
U.S. Government and Agency Obligations--(8.2%)
Federal Home Loan Bank
   7.360% 7/01/04                                            7,500,000     8,230,650
Federal Home Loan Mortgage
   Corporation
   8.065%  1/27/05                                           4,000,000     4,610,480
   12.000% 7/01/20 Gold                                      2,015,513     2,265,557
Federal National Mortgage Association
   8.000% 4/13/05                                            1,500,000     1,566,720
Government National Mortgage
   Association 6.500% 7/20/25 ARM                            1,512,670     1,540,942
U.S. Treasury Note 6.250% 2/15/03                            4,250,000     4,435,853
                                                                         ------------
                                                                          22,650,201
                                                                         ------------
   Total Long-Term Obligations
     (Cost $84,793,100)                                                   87,304,123
                                                                         ------------
SHORT-TERM INVESTMENTS--(12.8%)
Lehman Brothers Holding Inc.
   6.100% 1/02/96                                           11,445,000    11,439,182
Goldman Sachs Group
   6.050% 1/03/96                                           12,445,000    12,436,634
Raytheon Co. 5.950% 1/04/96                                 11,490,000    11,480,505
                                                                         ------------
   Total Short-Term Investments
     (Cost $35,356,321)                                                   35,356,321
                                                                         ------------
   Total Investments--(99.4%)
     (Cost $240,884,166) (b)                                             275,355,507
Other Assets Less Liabilities (0.6%)                                       1,658,126
                                                                         ------------
Net Assets (100%)                                                       $277,013,633
                                                                        =============

(a)Non-income producing security.
(b) The cost of investments for federal income tax purposes is identical.
Gross unrealized appreciation and depreciation at December 31,
1995 is as follows:
   Gross unrealized appreciation:       36,860,988
   Gross unrealized depreciation:      (2,389,647)
                                      ------------
   Net unrealized appreciation:         34,471,341
                                      ============
(c) Private placement security. These securities generally are issued to institutional investors, such as the Fund who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale by the Fund must be in an exempt transaction, normally to other institutional investors.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
SteinRoe Variable Investment Trust Managed Assets Fund / December 31, 1995
Assets:
Investments, at market value (identified cost $240,884,166)             $275,355,507
Cash                                                                          58,284
Receivable for fund shares sold                                              236,603
Dividends and interest receivable                                          1,810,940
Other assets                                                                  29,911
                                                                         ------------
   Total assets                                                          277,491,245
                                                                         ------------
Liabilities:
Payable for fund shares repurchased                                          320,646
Management fee payable                                                        97,798
Administrative fee payable                                                    32,637
Accrued expenses payable                                                      26,531
                                                                         ------------
   Total liabilities                                                         477,612
                                                                         ------------
Net assets                                                              $277,013,633
                                                                         ============
Net assets represented by:
   Paid-in capital                                                      $242,794,477
   Accumulated overdistributed net investment income                        (153,841)
   Accumulated distributions in excess of net realized
     gains on investments                                                    (98,344)
   Net unrealized appreciation on investments                             34,471,341
                                                                         ------------
Total net assets applicable to outstanding shares of
   beneficial interest                                                  $277,013,633
                                                                         ============
Shares of beneficial interest outstanding                                 19,674,850
                                                                         ============
Net asset value per share                                                     $14.08
                                                                              =======

STATEMENT OF OPERATIONS
Year Ended December 31, 1995
Investment income:
   Interest income                                                       $ 6,328,644
   Dividends (net of foreign taxes)                                        3,728,769
                                                                          -----------
   Total investment income                                                10,057,413
                                                                          -----------
Expenses:
   Management fee                                                          1,002,185
   Administrative fee                                                        334,062
   Custodian fee                                                              30,682
   Accounting fee                                                             29,356
   Audit and legal fees                                                       25,450
   Printing expense                                                           17,135
   Trustees' expense                                                          13,450
   Transfer agent fee                                                          7,460
   Miscellaneous expense                                                      30,967
                                                                          -----------
   Total expenses                                                          1,490,747
                                                                          -----------
Net investment income                                                      8,566,666
Realized and unrealized gains on investments:
   Net realized gains on investments                                      12,779,937
   Change in unrealized appreciation or depreciation on investments       28,886,194
                                                                          -----------
Net increase in net assets resulting from operations                     $50,232,797
                                                                         ============
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
SteinRoe Variable Investment Trust Managed Assets Fund
                                                          Years Ended December 31,
                                                      -------------------------------
                                                                  1995          1994
                                                          ------------  -------------
Operations:
   Net investment income                                  $  8,566,666   $ 8,128,114
   Net realized gains on investments                        12,779,937        48,913
   Change in unrealized appreciation or
     depreciation on investments                            28,886,194   (14,923,481)
                                                          ------------   ------------
Net increase (decrease) in net assets resulting
     from operations                                        50,232,797     (6,746,454)
                                                          ------------   ------------
Distributions declared from:
   Net investment income                                   (8,589,529)     (7,905,230)
   Distributions in excess of net investment income          (192,094)                 --
   Net realized gains on investments                      (12,796,378)          --
   Distributions in excess of net realized gains
     in investments                                          (135,229)          --
                                                          ------------   ------------
   Total distributions                                    (21,713,230)     (7,905,230)
                                                          ------------   ------------
Fund share transactions:
   Proceeds from fund shares sold                           21,591,908    44,215,554
   Cost of fund shares repurchased                        (40,012,684)   (38,323,460)
   Distributions reinvested                                 21,713,230     7,905,230
   Strategic Managed Assets Fund Substitution               48,923,531          --
                                                          ------------   ------------
Net increase in net assets resulting from fund
   share transactions                                       52,215,985    13,797,324
                                                          ------------   ------------
Total increase (decrease) in net assets                     80,735,552      (854,360)
Net assets:
   Beginning of year                                       196,278,081    197,132,441
                                                          ------------   ------------
   End of year                                            $277,013,633  $196,278,081
                                                          ============   ============
Accumulated undistributed (overdistributed) net
   investment income included in
   ending net assets                                      $  (192,094)   $    22,863
                                                          ============   ============
Analysis of changes in shares of beneficial interest:
   Shares sold                                               1,590,395     3,411,405
   Shares repurchased                                      (2,911,681)     (2,987,381)
   Distributions reinvested                                  1,549,182       651,172
   Strategic Managed Assets Fund Substitution                3,333,520          --
                                                          ------------   ------------
Net increase                                                 3,561,416     1,075,196
                                                          ============   ============
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
SteinRoe Variable Investment Trust Managed Assets Fund

                                                                            Years Ended December 31,
                                                             -------------------------------------------------
                                                                  1995      1994      1993      1992      1991
                                                             --------- ---------  --------  --------  --------
Per share operating performance:
Net asset value, beginning of year                           $  12.18   $  13.11  $  12.54  $  12.54   $ 10.26
                                                             --------- --------- --------- ---------  --------
Net investment income                                            0.48       0.51      0.38      0.45      0.52
Net realized and unrealized gains (losses)
   on investments                                                2.61     (0.93)      0.78      0.49      2.31
                                                             --------- --------- --------- ---------  --------
Total from investment operations                                 3.09     (0.42)      1.16      0.94      2.83
                                                             --------- --------- --------- ---------  --------
Less distributions:
   Distributions from and in excess of net investment income    (0.48)    (0.51)    (0.36)    (0.46)    (0.44)
   Distributions from and in excess of net realized gains
     on investments                                             (0.71)        --    (0.23)    (0.48)    (0.11)
                                                             --------- --------- --------- ---------  --------
Total distributions                                             (1.19)    (0.51)    (0.59)    (0.94)    (0.55)
                                                             --------- --------- --------- ---------  --------
Net asset value, end of year                                 $  14.08   $  12.18  $  13.11  $  12.54   $ 12.54
                                                              ========  ========  ========  ========   =======
Total return:
Total investment return                                         25.43%   (3.19)%     9.29%     7.53%    27.93%
Ratios/supplemental data:
Net assets, end of year (000s)                               $277,014   $196,278  $197,132  $113,572   $82,710
Ratio of expenses to average net assets                          0.66%     0.68%     0.69%     0.66%     0.71%
Ratio of net investment income to average net assets             3.12%     4.01%     3.55%     3.98%     4.57%
Portfolio turnover ratio                                           66%       71%       47%       70%       82%

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
SteinRoe Variable Investment Trust Mortgage Securities Income Fund / December
31, 1995
                                                                   Par         Market
                                                                 Value          Value
                                                             ---------    -----------
ASSET-BACKED SECURITIES--(3.0%)
ALPS Pass-Through Trust Series 1994-1
   Class C2 9.350% 9/15/04                                  $  994,927     $1,056,175
First Boston Home Equity Loan Pass-
   Through Certificates Series 1993-H1,
   Class A-IO (effective yield 12.820%) 9/28/13              9,202,754        310,777
Greentree Home Improvement Loan
   Trust Series 1994-A Class A
   7.050% 3/15/14                                            1,009,552      1,025,169
Green Tree Securitized Net Interest
   Margin Series 1994-A
   6.900% 2/15/04                                              703,481        708,975
                                                                           ----------
   Total Asset-Backed Securities
     (Cost $3,027,487)                                                      3,101,096
                                                                           ----------
MORTGAGE-BACKED SECURITIES--(10.3%)
American Mortgage Trust Series
   1993-3 Class 3B 8.190% 9/27/22                              833,301        835,584
Bank of America, N.A. Series
   1979-3 9.500% 11/01/08                                       91,515         93,689
Citicorp Mortgage Securities, Inc.
   Series 1987-10 10.000% 7/01/17                              204,798        218,505
Comfed Savings Bank Adjustable Rate
   Mortgage Series 1987-1A
   9.245% 1/01/08                                              193,853        164,775
Countrywide Mortgage Backed
   Securities Inc. Series 1994-F
   Class A4 6.000% 4/25/09                                   2,000,000      1,965,180
Excel Credit Corporation Commercial
   Mortgage Pass-Through Certificate
   Series 1994-1 Class A 6.432%
   3/01/04 Floating Rate                                       675,519        681,234
Glendale Federal Savings & Loan
   Series 1978-A  9.125% 1/25/08                                38,245         39,524
Home Savings of America Series
   1979-4 10.000% 7/01/09                                       68,111         70,729
Imperial Savings & Loan Adjustable
   Rate Mortgage Series 1987-4A
   9.800% 7/25/17                                               44,215         47,656
Kidder Peabody Acceptance Corp.
   Series 1993-C1 6.800%
   7/25/17                                                      62,805         63,522
MDC Mortgage Funding Corporation
   Series Q Class 5 8.850% 3/20/18                             467,975        487,096
Merrill Lynch
   8.000% 12/20/18 Series 20-D                               2,133,245      2,191,717
   8.227% 4/25/23 Series 1994-M1
     Class C                                                   421,000        443,835
   7.090% 12/26/25 Series 1995-C3
     Class A3                                                2,000,000      2,050,000
   4.870% 11/15/26  Series 1987-A                              112,880        111,363
                                                                   Par         Market
                                                                 Value          Value
                                                             ---------    -----------
MORTGAGE-BACKED SECURITIES  (Continued)
PS CMO Trust Series 1994-C1-A2
   7.920% 8/15/02                                           $  750,000    $   791,850
Republic Federal Savings & Loan
   Association Series 1987-1
   7.500% 2/28/17                                               14,958         15,290
Residential Funding Corp. Series
   1987-S-9 10.500% 9/01/17                                     55,911         58,797
Sears Mortgage Securities Corp.
   Series 1987-A 6.500%
   3/25/17                                                      37,555         37,885
Security Pacific National Bank
   Series 1987-B 8.500%
   9/01/16                                                      67,986         69,763
                                                                          -----------
   Total Mortgage-Backed Securities
     (Cost $10,094,127)                                                    10,437,994
                                                                          -----------
CORPORATE BONDS--(2.4%)
Utilities--(0.4%)
Commonwealth Edison Company
   7.375% 9/15/02                                              350,000       369,380
                                                                          -----------
Telecommunications--(2.0%)
Telecom New Zealand
   6.500% 10/11/01                                           2,000,000      2,055,660
                                                                          -----------
   Total Corporate Bonds
     (Cost $2,390,008)                                                      2,425,040
                                                                          -----------
FEDERAL HOME LOAN MORTGAGE
   CORPORATE CERTIFICATES--(18.4%)
8.500% 5/01/06                                                 214,956        224,160
6.500% various due dates to 6/01/09                          2,159,326      2,171,545
8.000% 6/01/09                                                 191,401        198,638
10.750% 11/01/09                                               333,165        366,692
12.250% 4/01/12                                                 62,796         70,293
11.250% various due dates to 1/01/16                           177,586        195,871
11.500%various due dates to 2/01/16                             87,233         96,638
9.250% 5/01/16                                                 105,910        111,173
10.500% various due dates to 2/01/19                           494,431        540,784
12.000% various due dates to 7/01/20                         1,571,138      1,765,079
9.000% various due dates to 1/01/22                            130,079        136,664
7.500% various due dates to 5/01/24                         10,007,775     10,284,866
7.000% 10/15/25 (b)                                          2,500,000      2,522,650
                                                                          -----------
   Total Federal Home Loan Mortgage
     Corporate Certificates
     (Cost $18,119,915)                                                    18,685,053
                                                                          -----------
FEDERAL NATIONAL MORTGAGE
   ASSOCIATION CERTIFICATES--(35.1%)
10.500% 2/01/01                                                231,008        244,363
10.000% various due dates to 9/01/01                           200,332        211,037
7.000% 11/01/08 (b)                                          4,650,000      4,734,258
9.000% various due dates to 5/01/20                            486,503        514,095

                                                                   Par         Market
                                                                 Value          Value
                                                             ---------    -----------
FEDERAL NATIONAL MORTGAGE
   ASSOCIATION CERTIFICATES (Continued)
12.250% 9/01/12
   FHA/VA Guaranteed                                        $   87,707    $    99,520
10.250% 2/01/16                                                250,614        275,911
7.500% 3/01/16
   FHA/VA Guaranteed                                           374,315        404,261
9.500% various due dates to 5/01/20                             60,004         64,261
6.500% various due dates to 12/01/16                         1,708,587      1,698,555
8.500% various due dates to 12/01/24                         3,792,654      3,960,003
6.000% various due dates to 2/01/25                         14,884,293     14,680,556
7.000% 8/01/25                                               1,235,907      1,245,943
8.000% various due dates to 8/01/25                          2,128,613      2,203,871
6.500% 8/15/25 (b)                                           3,600,000      3,558,384
7.500% various due dates to 12/01/25                         1,794,831     1,841,637
                                                                          -----------
   Total Federal National Mortgage
     Association Certificates
     (Cost $34,925,419)                                                    35,736,655
                                                                          -----------

GOVERNMENT NATIONAL MORTGAGE
   ASSOCIATION CERTIFICATES--(16.8%)
10.500% 4/15/01                                                 40,155         43,054
13.000% 5/15/11                                                 76,586         88,696
11.500% various due dates to 5/15/13                           570,491        644,479
11.750% 7/15/13                                                 31,025         34,505
11.000% various due dates to 12/15/15                           90,717        101,802
8.500% 2/15/17                                                 319,420        337,790
9.000% various due dates to 1/15/20                          2,518,551      2,692,822
10.000% various due dates to 11/15/19                          927,957      1,020,352
9.500% various due dates to 8/15/22                          2,989,629      3,230,899
8.000% various due dates to 9/15/22                          4,024,144      4,202,314
7.000% 4/15/23                                                 578,147        586,461
7.500% 10/01/23                                                 28,372         29,188
6.500% various due dates to 7/15/24                            988,619        981,140
6.500% 7/20/25 ARM                                           3,025,340      3,081,883
                                                                          -----------
   Total Government National Mortgage
     Association Certificates
     (Cost $16,896,400)                                                    17,075,385
                                                                          -----------


REAL ESTATE MORTGAGE INVESTMENT
   CONDUITS--(5.7%)
Federal Home Loan Mortgage
   Corporation Series 11-C
   9.500% 4/15/19                                              134,189        138,977
Federal National Mortgage
   Association REMIC Trust Series
   1992-37PE 7.000% 1/25/18                                  1,750,000      1,766,730

                                                                   Par         Market
                                                                 Value          Value
                                                             ---------    -----------
Federal National Mortgage
   Association Trust Series
   1988-4Z 9.250% 3/25/18                                   $1,672,092  $   1,779,440
Federal National Mortgage
   Association Trust Series
   1991-91SA (effective yield 14.400%)
   7/25/98                                                      14,091        107,003
Prudential Home Mortgage
   Trust Series 1992-A-B2-2
   7.900% 11/25/22                                           2,000,000      2,012,080
                                                                         ------------
   Total Real Estate Mortgage
     Investment Conduits
     (Cost $5,673,580)                                                      5,804,230
                                                                         ------------
U.S. GOVERNMENT SECURITIES AND
   AGENCY OBLIGATIONS--(4.6%)
Federal National Mortgage
   Association 8.000% 4/13/05                                2,000,000      2,088,960
Student Loan Marketing Association
   Medium Term Note
   9.400% 6/01/11                                              410,000        539,056
U.S. Treasury Bonds
   8.750% 5/15/17                                              750,000        993,060
   7.125% 2/15/23                                              300,000        343,455
   6.250% 8/15/23                                              750,000        772,463
                                                                         ------------
   Total U.S. Government Securities and
     Agency Obligations
     (Cost $4,527,278)                                                      4,736,994
                                                                         ------------
SHORT-TERM INVESTMENTS--(13.7%)
Finova Capital Corp. 5.950% 1/16/96                          5,000,000      4,985,951
General Motors Acceptance Corp.
   6.100% 1/02/96                                            3,955,000      3,952,990
Lehman Brothers Holdings Inc.
   6.050% 1/18/96                                            2,000,000      1,993,614
Dai Ichi Kangyo 6.180% 1/16/96                               3,000,000      3,000,200
                                                                         ------------
   Total Short-Term Investments
     (Cost $13,932,755)                                                    13,932,755
                                                                         ------------
  Total Investments--(110.0%)
     (Cost $109,586,969) (a)                                              111,935,202
Other Assets, Less Liabilities--(-10.0%)                                 (10,156,936)
                                                                         ------------
Net Assets (100%)                                                        $101,778,266
                                                                         ============

(a) The cost of investments for federal income tax purposes is $109,590,501 Gross unrealized appreciation and depreciation at December 31, 1995 is as follows:
   Gross unrealized appreciation:             $2,492,560
   Gross unrealized depreciation:               (147,859)
                                             -----------
   Net unrealized appreciation:               $2,344,701
                                             ===========

(b) Security purchased on a delay delivery basis; see notes to the financial statements.
See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
SteinRoe Variable Investment Trust Mortgage Securities Income Fund /
December 31, 1995
Assets:
Investments, at market value (identified cost $109,586,969)             $111,935,202
Cash                                                                          51,017
Receivable for fund shares sold                                               11,533
Dividends and interest receivable                                            728,668
Other assets                                                                  17,544
                                                                         ------------
   Total assets                                                          112,743,964
                                                                         ------------
Liabilities:
Payable for investments purchased                                         10,710,600
Payable for fund shares repurchased                                          167,735
Management fee payable                                                        45,606
Administrative fee payable                                                    12,051
Accrued expenses payable                                                      29,706
                                                                         ------------
   Total liabilities                                                      10,965,698
                                                                         ------------
Net assets                                                              $101,778,266
                                                                         ============
Net assets represented by:
   Paid-in capital                                                      $102,491,007
   Accumulated overdistributed net investment income                        (129,284)
   Accumulated net realized losses on investments                                        (2,931,689)
   Net unrealized appreciation on investments                              2,348,232
                                                                         ------------
Total net assets applicable to outstanding shares of
   beneficial interest                                                  $101,778,266
                                                                         ============
Shares of beneficial interest outstanding                                 10,019,095
                                                                         ============
Net asset value per share                                                      $10.16
                                                                               ======

STATEMENT OF OPERATIONS
Year Ended December 31, 1995
Interest income                                                          $ 5,899,589
                                                                         ------------
Expenses:
   Management fee                                                            314,570
   Administrative fee                                                        117,959
   Custodian fee                                                              33,418
   Accounting fee                                                             25,725
   Audit and legal fees                                                       23,403
   Transfer agent fee                                                          7,449
   Printing expense                                                            6,588
   Trustees' expense                                                           6,327
   Miscellaneous expense                                                       9,549
                                                                         ------------
   Total expenses                                                             544,988
                                                                         ------------

Net investment income                                                      5,354,601
Realized and unrealized gains on investments:
   Net realized gains on investments                                         653,056
   Change in unrealized appreciation or depreciation on investments        5,388,182
                                                                         ------------
Net increase in net assets resulting from operations                     $11,395,839
                                                                         ============

STATEMENTS OF CHANGES IN NET ASSETS
SteinRoe Variable Investment Trust Mortgage Securities Income Fund
                                                            Years Ended December 31,
                                                          ---------------------------
                                                                  1995          1994
                                                          ------------  -------------
Operations:
   Net investment income                                  $  5,354,601    $ 5,452,061
   Net realized gains (losses) on investments                  653,056    (3,503,695)
   Change in unrealized appreciation or depreciation
     on investments                                          5,388,182    (3,358,291)
                                                          ------------   ------------
   Net increase (decrease) in net assets resulting
     from operations                                        11,395,839    (1,409,925)
                                                          ------------   ------------
Distributions declared from:
   Net investment income                                   (5,354,601)     (5,285,435)
   Distributions in excess of net investment income          (145,396)             --
                                                          ------------   ------------

   Total distributions                                     (5,499,997)     (5,285,435)
                                                          ------------   ------------
Fund share transactions:
   Proceeds from fund shares sold                            6,851,307      4,366,162
   Cost of fund shares repurchased                        (14,865,209)   (21,732,135)
   Distributions reinvested                                  5,499,997      5,285,435
   Colonial-Keyport Government Fund Substitution            25,976,819                --
                                                          ------------   ------------
Net increase (decrease) in net assets resulting from
   fund share transactions                                  23,462,914   (12,080,538)
                                                          ------------   ------------
Total increase (decrease) in net assets                     29,358,756   (18,775,898)
Net assets:
   Beginning of period                                      72,419,510     91,195,408
                                                          ------------   ------------
   End of period                                          $101,778,266    $72,419,510
                                                          ============  =============
Accumulated overdistributed net investment income
   included in ending net assets                          $  (129,284)  $    (16,449)
                                                          ============  =============
Analysis of changes in shares of beneficial interest:
   Shares sold                                                 680,330        435,739
   Shares redeemed                                         (1,486,896)     (2,167,973)
   Distributions reinvested                                    542,406        569,551
   Colonial-Keyport Government Fund Substitution                            2,477,593   --
                                                          ------------   ------------
Net increase (decrease)                                      2,213,433    (1,162,683)
                                                          ============   ============
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
SteinRoe Variable Investment Trust Mortgage Securities Income Fund

                                                                          Years Ended December 31,
                                                             -------------------------------------------------
                                                                  1995      1994      1993      1992      1991
                                                             --------- ---------  --------  --------  --------
Per share operating performance:
Net asset value, beginning of year                            $   9.28  $  10.17  $  10.26  $  10.42   $  9.74
                                                             --------- --------- --------- ---------  --------
Net investment income                                            0.57       0.73      0.65      0.63      0.67
Net realized and unrealized gains (losses)
   on investments                                                0.89     (0.89)    (0.01)    (0.01)      0.73
                                                             --------- --------- --------- ---------  --------
Total from investment operations                                 1.46     (0.16)      0.64      0.62      1.40
                                                             --------- --------- --------- ---------  --------
Less distributions:
   Distributions from and in excess of net investment income    (0.58)    (0.73)    (0.65)    (0.62)    (0.66)
   Distributions from and in excess of net realized gains
     on investments                                                 --        --    (0.08)    (0.16)    (0.06)
                                                             --------- --------- --------- ---------  --------
Total distributions                                             (0.58)    (0.73)    (0.73)    (0.78)    (0.72)
                                                             --------- --------- --------- ---------  --------
Net asset value, end of year                                  $ 10.16   $   9.28  $  10.17  $  10.26   $ 10.42
                                                             ========= ========= ========= =========  ========
Total return:
Total investment return                                        15.74% (1.57)%(b)  6.26%(b)     5.95%    14.48%
Ratios/supplemental data:
Net assets, end of year (000s)                                101,778    $72,420   $91,195   $67,353   $48,559
Ratio of net expenses to average net assets                      0.69%  0.70%(a)  0.76%(a)     0.90%     0.99%
Ratio of net investment income to average
   net assets                                                    6.76%  6.71%(b)  6.64%(b)     6.72%     7.26%
Portfolio turnover ratio (c)                                      112%      241%      187%      169%      133%

(a) If the Fund had paid all of its expenses and there had been no reimbursement from the Investment Adviser and the Administrator, as described in Note 5, this ratio would have been 0.71%, and 0.76% for the years ended December 31, 1994, and 1993, respectively.
(b) Computed giving effect to the Investment Adviser's and the Administrator's expense limitation undertaking.
(c)  The Portfolio turnover ratio includes dollar roll transactions.
See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
SteinRoe Variable Investment Trust Cash Income Fund / December 31, 1995

                                                                   Par         Market
                                                                 (000)          Value
                                                             ---------    -----------
COMMERCIAL PAPER--(91.2%)
Business Credit Institution--(25.0%)
American Honda Finance Corp.
   (gtd. by Honda Motor Co. Inc.)
   5.865% 1/12/96                                               $3,000   $ 2,994,656
Beta Finance 5.808% 1/23/96                                      3,000     2,989,495
Finova Capital Corp. 6.009%
   1/04/96                                                       3,000     2,998,512
General Motors Acceptance Corp.
   6.104% 1/02/96                                                1,310     1,309,778
Sears Roebuck Acceptance Corp.
   5.809% 2/07/96                                                3,000     2,982,425
Whirlpool Financial Corp.
   5.802% 1/31/96                                                3,000     2,985,700
                                                                          -----------
                                                                          16,260,566
                                                                          -----------
Banking--(13.7%)
Banca CRT Financial Corp.
   (gtd. by Cassa di Risparmio di Torino)
   5.814% 4/08/96                                                3,000     2,953,858
Orix America Inc. 6.029% 3/27/96                                 3,000     2,957,717
Svenska Handlesbanken Inc.
   (gtd. by Svenska Handlesbanken),
   5.806% 2/09/96                                                3,000     2,981,345
                                                                          -----------
                                                                           8,892,920
                                                                          -----------
Brokerage Services--(4.6%)
Lehman Brothers Holdings Inc.
   6.125% 1/11/96                                                3,000    2,994,917
                                                                          -----------
Computers--(4.6%)
CSC Enterprises 5.753% 2/16/96                                   3,000     2,978,150
                                                                          -----------
Drugs--(9.5%)
A.H. Robbins Company
   5.808% 2/02/96                                                3,000     2,984,667
American Home Food Products, Inc.
   (gtd. by American Home Products
   Corp.) 5.827% 1/09/96                                         3,200     3,195,876
                                                                          -----------
                                                                           6,180,543
                                                                          -----------

Electronics--(4.9%)
General Signal Corp. 5.910% 1/08/96                              3,225     3,221,319
                                                                          -----------
Major Chemical--(5.2%)
DIC Americas Inc. 6.059% 1/26/96                                 3,390     3,375,875
                                                                          -----------

                                                                   Par         Market
                                                                 (000)          Value
                                                             ---------    -----------
Lending Institutions--(14.3%)
Countrywide Funding Corp.
   5.861% 1/24/96                                               $3,300   $ 3,287,729
Oak Funding Corp. 5.877% 1/18/96                                 3,000     2,991,713
Fleet Mortgage Group, Inc.
   5.881% 1/05/96                                                3,000     2,998,050
                                                                           ----------
                                                                           9,277,492
                                                                           ----------
Other Financial--(4.8%)
Hanson Finance Plc 5.834% 1/17/96                                3,140     3,131,906
                                                                           ----------
Photography--(4.6%)
Seiko Corp. of America
   6.145% 2/28/96                                                3,000     2,970,758
                                                                           ----------
   Total Commercial Paper
     (Cost $59,284,446)                                                   59,284,446
                                                                          -----------
YANKEE CERTIFICATES OF DEPOSIT--(9.2%)
Financial Services
Sanwa Bank Ltd. 5.900% 2/7/96                                    3,000     2,999,538
Sumitomo Bank Ltd 6.180% 1/02/96                                 3,000     3,000,006
                                                                          -----------
   Total Yankee Certificates of Deposit
     (Cost $5,999,544)                                                     5,999,544
                                                                          -----------
  Total Investments - (100.4%)
   (Cost $65,283,990) (a)                                                 65,283,990
Other Assets, Less Liabilities--(-0.4%)                                     (291,939)
                                                                          -----------
Net Assets (100%)                                                        $64,992,051
                                                                         ============

(a) The cost of investments for federal income tax purposes is identical. There is no unrealized appreciation or depreciation at December 31, 1995.
See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
SteinRoe Variable Investment Trust Cash Income Fund / December 31, 1995
Assets:
Investments, at market value (identified cost $65,283,990)               $65,283,990
Cash                                                                          51,520
Receivable for fund shares sold                                                1,780
Dividends and interest receivable                                             28,257
Other assets                                                                   9,432
                                                                          -----------
   Total assets                                                           65,374,979
                                                                          -----------
Liabilities:
Payable for fund shares repurchased                                          327,447
Management fee payable                                                        19,614
Administrative fee payable                                                     8,402
Accrued expenses payable                                                      27,465
                                                                          -----------
   Total liabilities                                                         382,928
                                                                          -----------
Net assets                                                               $64,992,051
                                                                         ============
Net assets represented by:
   Paid-in capital                                                       $64,992,051
                                                                          -----------
Total net assets applicable to outstanding shares of beneficial interest
   $64,992,051
                                                                          ===========
Shares of beneficial interest outstanding                                 64,992,051
                                                                          ===========
Net asset value per share                                                       $1.00
                                                                                =====

STATEMENT OF OPERATIONS
Year Ended December 31, 1995
Interest income                                                            $4,212,168
                                                                           ----------
Expenses:
   Management fee                                                             241,148
   Administrative fee                                                         103,349
   Accounting fee                                                              25,473
   Custodian fee                                                               18,962
   Audit and legal fees                                                        18,066
   Transfer agent fee                                                           7,501
   Trustees' expense                                                            6,150
   Printing expense                                                             5,110
   Miscellaneous expense                                                       11,096
                                                                           ----------
   Total expenses                                                             436,855
                                                                           ----------
Net investment income                                                      $3,775,313
                                                                           ----------
Net increase in net assets resulting from operations                       $3,775,313
                                                                           ==========
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
SteinRoe Variable Investment Trust Cash Income Fund
                                                            Years Ended December 31,
                                                         ----------------------------
                                                                  1995          1994
                                                          ------------  -------------
Operations:
   Net investment income                                  $  3,775,313   $  3,158,001
                                                          ------------   ------------
Net increase (decrease) in net assets resulting
   from operations                                           3,775,313      3,158,001
                                                          ------------   ------------
Distributions declared from:
   Net investment income                                   (3,775,313)    (3,158,001)
                                                          ------------   ------------
Fund share transactions:
   Proceeds from fund shares sold                           56,499,769     58,444,349
   Cost of fund shares repurchased                        (73,981,455)   (65,952,846)
   Distributions reinvested                                  3,775,313      3,158,001
                                                          ------------   ------------
Net decrease in net assets resulting from fund
   share transactions                                     (13,706,373)    (4,350,496)
                                                          ------------   ------------
Total decrease in net assets                              (13,706,373)    (4,350,496)
Net assets:
   Beginning of period                                      78,698,424     83,048,920
                                                          ------------   ------------
   End of period                                          $ 64,992,051   $ 78,698,424
                                                           ===========    ===========
Analysis of changes in shares of beneficial interest:
   Shares sold                                              56,499,769     58,444,349
   Shares redeemed                                        (73,981,455)   (65,952,846)
   Distributions reinvested                                  3,775,313      3,158,001
                                                          ------------   ------------
Net increase (decrease)                                   (13,706,373)    (4,350,496)
                                                           ===========    ===========
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
SteinRoe Variable Investment Trust Cash Income Fund

                                                                                      Years Ended December 31,
                                                              ------------------------------------------------
                                                                  1995      1994      1993      1992      1991
                                                              --------  --------  --------  --------  --------
Per share operating performance:
Net asset value, beginning of year                             $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
                                                              --------  --------  --------  --------  --------
Net investment income                                            0.030     0.037     0.027     0.034     0.056
                                                              --------  --------  --------  --------  --------
Less distributions:
   Distributions from net investment income                    (0.030)   (0.037)   (0.027)   (0.034)   (0.056)
                                                              --------  --------  --------  --------  --------
Net asset value, end of year                                   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
                                                               =======   =======   =======   =======   =======
Total return:
Total investment return                                         5.62%      3.81%     2.70%     3.48%     5.79%
Ratios/supplemental data:
Net assets, end of year (000)                                  $64,992   $78,698   $83,049   $70,821   $77,676
Ratio of expenses to average net assets                          0.63%     0.62%     0.65%     0.67%     0.67%
Ratio of net investment income to average
   net assets                                                    5.48%     3.73%     2.68%     3.42%     5.67%

NOTES TO FINANCIAL STATEMENTS
Note 1. Organization and Accounting Policies
SteinRoe Variable Investment Trust (the "Trust"), an open-end management investment company, was organized as a Massachusetts business trust on June 9, 1987. At December 31, 1995, the Trust consisted of five diversified Funds with differing investment objectives, policies, and restrictions (individually referred to as a "Fund", or collectively referred to as the "Funds"):

   Capital Appreciation Fund--achieve capital growth by investing in equity securities
   Managed Growth Stock Fund--achieve long-term growth of capital by investing 65% of total assets in growth companies
   Managed Assets Fund--achieve high total investment return by investing in equity and debt securities
   Mortgage Securities Income Fund--achieve highest possible level of current income by investing at least 65% of total assets in Mortgage Pass-Through Certificates
   Cash Income Fund--high current income while emphasizing capital preservation from investment in short-term money market instruments

Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI policies") of various affiliated and non-afilliated insurance companies and, in the case of Capital Appreciation Fund, also of Transamerica Occidental Life Insurance Company and First Transamerica Life Insurance Company. SteinRoe and Farnham, Inc. (the "Adviser") provides investment advisory services to the Funds as well as management, and administrative services. SteinRoe Services, Inc. provides transfer agent services. Keyport Financial Services Corp., subsidiary of Keyport, serves as the underwriter of the Trust. Keyport, the Adviser and the Transfer Agent are direct subsidiaries of Liberty Financial Companies, Inc. Liberty Life is a subsidiary of Liberty Mutual Insurance Company and Liberty Mutual Fire Insurance Company. At December 31, 1995, various affiliated insurance companies of Liberty Financial Company owned 100 percent of the outstanding shares of all Funds, except for Capital Appreciation Fund, of which Liberty Financial Company affiliates owned 98.1 percent and Transamerica Life Companies owned 1.9 percent.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Valuation of Investments--Portfolio securities listed on domestic exchanges and over-the-counter securities quoted on the NASDAQ system are valued on the basis of the last sale on the date as of which the valuation is made, or, lacking any sales, at the current bid prices. Over-the-counter securities not quoted on the NASDAQ system are valued at the latest bid quotation. Foreign security valuations are generally based upon market quotations which, depending upon local convention or regulation, may be last sale price, last bid or asked price, or the mean between last bid and asked prices as of, in each case, the close of the appropriate exchange or other designated time. Long-term debt securities are valued on the basis of dealer-supplied quotations or valuations furnished by a pricing service. Securities for which reliable quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost unless the Trustees determine this does not represent fair value. The Cash Income Fund values investments utilizing the amortized cost valuation technique permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940, which requires the Fund to comply with certain conditions. This technique involves valuing a portfolio security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

Federal Income Taxes--The Funds now qualify and intend to continue qualifying as "regulated investment companies" and as such (and by complying with the applicable provisions of the Internal Revenue Code) will not be subject to federal income tax on taxable income (including realized capital gains) distributed to shareholders. By making the distributions required under the Internal Revenue Code, the Funds intend to avoid excise tax liability.

Foreign Currency Transactions--Certain of the Funds have entered into foreign exchange contracts for the settlement of purchases and sales of securities denominated in a foreign currency to reduce the risk to the Funds from adverse changes in the relationship between the U.S. dollar and the foreign currency. The face or contract amount in U.S. dollars reflects the total exposure the Fund has in that particular currency contract. In the event that the counterparty in the foreign exchange contract fails to meet the terms of the contract, the Fund could be exposed to the effects of changes in the relationship between the U.S. dollar and the foreign currency.

Investment Transactions--The Funds may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Payment and deliver may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Mortgage Securities Income Fund may also enter into dollar roll transactions. In a dollar roll transaction, the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase, typically in 30 to 60 days, substantially similar securities at an agreed upon price and date.

These transactions may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous yields. The Funds identify securities as segregated in their custodial records with a value at least equal to the amount of the purchase commitment.

Reclassification--Certain of the Funds have changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions to shareholders in accordance with Federal income tax regulations. Accordingly, amounts as of December 31, 1995 have been reclassified as follows:

                                                                             Mortgage
                                           Capital             Managed     Securities
                                      Appreciation              Assets         Income
                                              Fund                Fund           Fund
                                      ------------      -------------- --------------
Paid-in Capital                            $    --           $(75,138)       $     --
Accumulated net
   investment income                      (20,399)              38,253         32,561
Accumulated net
   realized gains
   (losses) on
   investments                              20,399              36,885       (32,561)

There were no reclassifications of distributions for Managed Growth Stock Fund or Cash Income Fund. In all cases, net investment income, net realized gains (losses) on investments, and net assets were not affected by this change.

Other--Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Discounts on debt securities are amortized in accordance with Internal Revenue Code requirements. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Net realized and unrealized gains (losses) on foreign currency transactions include the fluctuation in exchange rates on gains and losses between trade and settlement dates on security transactions, gains and losses arising from the disposition of foreign currency, and currency gains and losses between the accrual and payment dates on dividend and interest income and foreign withholding taxes. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investment from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Unrealized appreciation and depreciation and realized gains and losses differ between financial statements and tax earnings due to deferred losses from wash sales.

Note 2. Fund Share Transactions
Each Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. Each share of a Fund represents an equal proportionate beneficial interest in that Fund and, when issued and outstanding, is fully paid and non-assessable. Shareholders would be entitled to share proportionally in the net assets of a Fund available for distribution to shareholders upon liquidation of a Fund.

Note 3. Security Transactions
Realized gains and losses are computed on the identified cost basis for both financial reporting and federal income tax purposes. At December 31, 1995, the Mortgage Securities Income Fund had a capital loss carryover of $2,928,158, which will expire in 2002, if not utilized. The cost of investments purchased and proceeds from investment sold excluding short-term investments for the year ended December 31, 1995 for the Funds excluding Cash Income Fund were as follows:

                                                                                              Mortgage
                                           Capital          Managed           Managed       Securities
                                      Appreciation           Growth            Assets           Income
                                              Fund       Stock Fund              Fund             Fund
                                      ------------      -----------    --------------   --------------
Cost of investments
  purchased                           $166,531,621      $47,836,216      $131,929,723      $93,171,641
Proceeds from
  investments sold                     171,663,693       44,488,696       143,375,891       94,963,162

Note 4. Distributions to shareholders
The Funds with the exception of the Cash Income Fund, intend to distribute as dividends or capital gain distributions, at least annually, substantially all of their net investment income and net gains realized from the sale of portfolio securities. All dividends and distributions are reinvested in additional shares of the Funds. The Cash Income Fund declares dividends daily and reinvests all dividends declared monthly in additional shares at net asset value. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles primarily relating to gains and losses on foreign currency and wash sale transactions.

Note 5. Management and Administrative Fees
The Funds have advisory and administrative agreements with the Adviser. The following investment advisory fee rates were in effect as of December 31,
1995:
                                                   Annual rate(s) as a
                                   percent of
Fund(s)                    average daily net assets
                                   -------      ----------------------
Capital Appreciation Fund          .50 of 1%
Managed Growth Stock Fund          .50 of 1%
Managed Assets Fund                .45 of 1%
Mortgage Securities Income Fund    .40 of 1%
Cash Income Fund                   .35 of 1%

As of December 31, 1995, for all the Funds, the administrative fee was .15 of 1 percent of average annual net assets. Both the investment advisory fees and the administrative fees are computed daily and paid monthly.

The Adviser also provides the Funds with certain Fund accounting services. The fee is $25,000 annually plus .0025 of 1 percent of assets in excess of $50 million. For the year ended December 31, 1995, Capital Appreciation Fund, Managed Growth Stock Fund, Managed Assets Fund, Mortgage Securities Income

Fund, and Cash Income Fund incurred charges of $27,202, $26,683, $29,356, $25,725 and $25,473, respectively.

The Funds pay SteinRoe Services, Inc. for transfer agent services rendered at an annual rate of $7,500 computed on the basis of $625 per month.
The Adviser has agreed to reimburse all expenses, including management fees, incurred by the Funds as follows:

Fund(s)                                                Expenses exceeding
-------                                         -------------------------
Capital Appreciation Fund           .80 of 1% of average daily net assets
Managed Growth Stock Fund           .80 of 1% of average daily net assets
Managed Assets Fund                 .75 of 1% of average daily net assets
Mortgage Securities Income Fund     .70 of 1% of average daily net assets
Cash Income Fund                    .65 of 1% of average daily net assets

The expense limitations expire April 30, 1996.

Note 6. Investment in Repurchase Agreements
Each Fund may enter into repurchase agreements with banks, broker-dealer firms and other recognized financial institutions whereby such institutions sell an instrument in which a Fund may invest to that Fund, and the seller agrees, at the time of the sale, to repurchase that instrument at a specified time and price. The Funds require the seller of the instrument to maintain on deposit with the Funds' custodian bank or in the Federal Reserve Book-Entry System securities in an amount at all times equal to or in excess of the value of the repurchase agreement plus accrued interest. In the event the seller of the instrument defaults on the repurchase obligation, a Fund could receive less than the repurchase price on the sale of the securities to another party or could be subject to delays in selling the securities.

Note 7. Substitutions
In October, 1995, Keyport and Liberty Life, the Funds' only shareholders at that time, received an order from the Securities and Exchange Commission approving the substitution of (i) shares of Managed Assets Fund ("MAF") for shares of Strategic Managed Assets Fund ("SMAF"), (ii) shares of the Colonial-Keyport Strategic Income Fund ("CKSIF") for the shares of Managed Income Fund ("MIF") and (iii) shares of Mortgage Securities Income Fund ("MSIF") for shares of Colonial-Keyport Government Fund ("CKGF"). CKSIF and CKGF are series of the Keyport Variable Investment Trust ("KVIT"). KVIT also is a funding vehicle for VA contracts and VLI policies of affiliated participating insurance companies. The substitution occurred on October 13, 1995 at the net asset value of shares totaling $48,923,531 of MAF which were substituted for shares of SMAF, $37,216,837 CKSIF which were substituted for shares of MIF, and $25,976,819 of MSIF which were substituted for shares of CKGF.

Investment Adviser
Administrator
Stein Roe & Farnham Incorporated
One South Wacker Drive
Chicago, Illinois 60606
Transfer Agent
 SteinRoe Services, Inc.
One South Wacker Drive
Chicago, Illinois 60606
Distributor
Keyport Financial Services Corp.
125 High Street
Boston, Massachusetts 02110
Client Services
Keyport Life Insurance Company
125 High Street
Boston, Massachusetts 02110
800-367-3653 (Press 3)
Custodian
State Street Bank & Trust Company
P.O. Box 366
Boston, Massachusetts 02101
Independent Auditors
KPMG Peat Marwick LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601
Legal Counsel
Bingham, Dana & Gould
150 Federal Street
Boston, Massachusetts 02110
The Trustees
John A. Bacon Jr.
Richard R. Christensen
Salvatore Macera
Dr. Thomas E. Stitzel

This report is authorized for use as sales literature only when accompanied by a current prospectus of the Trust and a current prospectus for a variable insurance product offered by Keyport Life Insurance Company, Keyport America Life Insurance Company, or Liberty Life Assurance Company of Boston.

12/95 NIM 30m